Exhibit 99.1

ALZHEIMER'S DISEASE (AD) AND INFLAMMATION: BASELINE DEMOGRAPHICS AND DISEASE CHARACTERISTICS FROM A PHASE-2 STUDY OF XPRO1595 IN EARLY AD

Parris Pope[1], Therese Blomberg[1], Kim A Staats[1], Sarah Barnum[2], Judith Jaeger[2], R.J. Tesi[1], C.J. Barnum[1]

[1]INmune Bio, Inc., Boca Raton, FL (USA), [2]Cognition Metrics LLC, Stamford, CT (US)

OBJECTIVES

Background and Aim

- Dysregulated activation of the brain-resident innate immune system is a known contributor to the pathogenesis of Alzheimer's Disease (AD)[1]
- Chronic, low-grade systemic inflammation is an age-related phenomena associated with immune system dysfunction and increased risk of AD[2]
- **XPro1595 (XPro™)** is a brain penetrant neutralizer of soluble tumor necrosis factor (solTNF) that targets immune dysfunction
- The **MINDFul** study aims to evaluate the cognitive and clinical benefits of XPro™ in patients with early Alzheimer's Disease (AD) and blood biomarkers of immune system dysfunction

METHODS

The **MINDFul** study (NCT05318976, EUCT2023-505396-71-00) is a 24-week, phase 2, randomized, double blind, placebo-controlled clinical trial. Patients with mild cognitive impairment (MCI) or mild AD (mAD) – NIA-AA Clinical Stage 3-4, respectively – and biomarker evidence of both amyloid pathology (Aβ) and immune dysfunction were enrolled at sites in Australia, Canada, the UK and EU.[3]

- **Inclusion Criteria (minimum)**
  - Age 50 ≤ 85 years
  - MMSE ≥ 22
  - Clinical Dementia Rating (CDR) global score of 0.5 or 1.0
  - At least one blood biomarker of immune dysfunction
    - High sensitivity C-reactive protein (hsCRP) > 1.5 mg/L
    - Erythrocyte sedimentation rate (ESR) > 10 mm/hr
    - Glycated hemoglobin (HbA1C) > 6.0 DCCT%
    - At least one *APOE ε4* allele
  - Confirmation of pathognomonic Aβ*
    - Documented historical evidence (PET, CSF or blood)
    - PrecivityAD® (blood) eligibility (Y/N)
- **Study Power and Randomization**
  - Sample size determination was based on expected changes over 24-weeks in clinical scores on the Early and Mild Alzheimer's Cognitive Composite (EMACC) and Clinical Dementia Rating Scale – Sum of Boxes (CDR-SB)[4]
  - Patients were randomized 2:1 to receive either XPro™ (1.0 mg/kg) or placebo by subcutaneous injection given once per week for 23 weeks
    - The enrollment goal was ≥ 201 based on 2:1 randomization and study power estimates
  - Randomized patients were stratified by gender and diagnosis (MCI or mAD) using current NIA-AA criteria
- **Primary outcome**
  - Change from baseline (CFB) in EMACC scores
- **Key Secondary Outcomes**
  - CFB on the Clinical Dementia Rating Scale – Sum of Boxes (CDR-SB)
  - CFB in blood-based biomarkers of AD-pathology and AD-related neuroinflammation in a subset of patients with available samples
    - AD-pathology: pTau-217
    - AD-related neuroinflammation: GFAP

*Confirmation of Aβ pathology was not required for inclusion in all protocol revisions and is being assessed retroactively for those patients using banked blood samples

REFERENCES

[1]Jack CR Jr, et al. Revised criteria for the diagnosis and staging of Alzheimer's disease. Nat Med. 2024

[2]Tao Q, et al. Association of Chronic Low-grade Inflammation With Risk of Alzheimer Disease in ApoE4 Carriers. JAMA Netw Open. 2018 Oct 5;1(6):e183597.

[3]Jack CR Jr, et al. NIA-AA Research Framework: Toward a biological definition of Alzheimer's disease. Alzheimers Dement. 2018 Apr;14(4):535-562.

[4]Jaeger J., et al. (2017, November) Cognitive Endpoints for Early Alzheimer's Disease Trials: Development of the Early AD/ MCI Alzheimer's Cognitive Composite (EMACC). International Conference on Clinical Trials in Alzheimer's Disease (CTAD), Boston, MA, United States

[5]2024 Alzheimer's disease facts and figures. Alzheimers Dement. 2024 May;20(5):3708-3821.

RESULTS

Enrollment in the **MINDFul** trial was completed in November 2024. Preliminary tabulation of blinded data show successful enrollment of a well-characterized cohort of patients with MCI or mAD and blood biomarker profiles indicative of immune dysfunction. Blinded baseline demographics and disease characteristics (Table 1) are consistent with published AD epidemiology and other Phase 2-3 clinical trials in AD:[5]

- Mean age 72.5 years
- 69.2% *APOE ε4* carriership
  - Numerically higher *APOE ε4* carriership in mAD vs. MCI
- Enrichment biomarker profiles show even distribution across gender and diagnostic categories (Table 2 and Figure 1).
  - 64.9% positive for >1 enrichment biomarker of immune dysfunction
- Screen failure rate driven by MMSE inclusion criteria (Figure 2).

Table 1: Baseline Demographics and Disease Characteristics

	Blinded Subjects		
Characteristic	MCI (n=92)	mAD (n=116)	Total (N=208)
Age (yrs), mean (SD)	72.20 (6.56)	72.65 (6.48)	72.45 (6.51)
Sex, n (%)			
Female	48 (52.2)	58 (50.0)	106 (51.0)
Male	44 (47.8)	58 (50.0)	102 (49.0)
Race, n (%)			
White	85 (92.4)	113 (97.4)	198 (95.2)
Asian	2 (2.2)	3 (2.6)	5 (2.4)
Other or missing	5 (5.4)	0	5 (2.4)
Time since diagnosis (yrs), mean (SD)	1.09 (1.46)	1.24 (1.63)	1.18 (1.56)
APOE ε4 genotype, n (%)			
Noncarrier	34 (37.0)	28 (24.1)	62 (29.8)
Carrier	57 (62.0)	87 (75.0)	144 (69.2)
Heterozygotes	46 (50.0)	72 (62.1)	118 (56.7)
Homozygotes	11 (12.0)	15 (12.9)	26 (12.5)
Missing	1 (1.1)	1 (0.9)	2 (1.0)
Clinical scores, mean (SD)			
MMSE (screening)	26.52 (2.28)	25.31 (2.24)	25.85 (2.33)
CDR-SB (study day-1)	2.41 (1.19)	3.51 (1.63)	3.03 (1.55)
EMACC	0.128* (0.629)	−0.095 (0.826)	0.000 (0.766)
Current use of AD medications, n (%)			
Acetylcholinesterase inhibitors	13 (14.1)	47 (40.5)	60 (28.8)
Memantine	3 (3.3)	12 (10.3)	15 (7.2)
Enrichment Biomarker Positivity, n (%)			
hsCRP > 1.5 mg/L	19 (20.7)	35 (30.2)	54 (26.0)
ESR > 10 mm/hr	67 (72.8)	73 (62.9)	140 (67.3)
HbA1c > 6.0 DCCT%	29 (31.5)	24 (20.7)	53 (25.5)
APOE ε4 Carriers	57 (62.0)	87 (75.0)	144 (69.2)

Table 2: Enrichment Biomarker Positivity Rates

	MCI		mAD		Total
Enrichment Biomarker Category, n (%)	Female (n=48)	Male (n=44)	Female (n=58)	Male (n=58)	N=208
1 Biomarker	14 (29.2)	19 (43.2)	18 (31.0)	23 (39.7)	73 (35.1)
2 Biomarkers	27 (56.3)	15 (34.1)	26 (44.8)	22 (37.9)	91 (43.8)
3 Biomarkers	6 (12.5)	7 (15.9)	13 (22.4)	13 (22.4)	39 (18.8)
4 Biomarkers	1 (2.1)	3 (6.8)	1 (1.7)	0 (0.0)	5 (2.4)
>1 Biomarker	34 (70.0)	25 (56.8)	40 (69.0)	35 (60.3)	134 (64.4)

Figure 1: Enrichment Biomarker Profiles



100
90
80
70
60
50
40
30
20
10
0
MCI (n=92)
mAD (n=116)
Total (n=208)
CRP+ (+) ESR+ (+) A1C+ (+) APOE4+
CRP+ (+) A1C+
CRP+ (+) ESR+ (+) A1C+
CRP+ (+) APOE4+
A1C+ (+) APOE4+
ESR+ (+) A1C+
CRP+ (+) ESR+
ESR+ (+) APOE4+

Figure 2: Screening/randomization and failure rates/reasons



Subjects Screened
757
Subjects Randomized
208
Screen Fail
549 (72%)
Top 5 Primary Reasons for Screen Failure
MMSE score (out of eligible range)
MRI lesions
Amyloid-beta (Aβ) negative/undocumented
Unable to comply with study
<1 Enrichement biomarker
Number of screen fails per reason

The **EMACC** was designed specifically to serve as an outcome measure with the sensitivity required for detection of cognitive changes in short-term clinical trials in early AD.[4]

- The EMACC was empirically derived from a battery of neuropsychological tests administered to subjects enrolled in four separate aging cohorts that included Aβ-positive (Aβ-PET+) individuals meeting diagnostic criteria for MCI or early mild AD (mAD).
- The EMACC is a composite of six validated clinical and neuropsychological tests commonly used for assessment of cognitive function:
  - International Shopping List Task
  - Digit Span-Forward and Backward
  - Category Fluency
  - Letter Fluency
  - Digit Symbol Coding
  - Average of Trail-Making Test Parts A and B
- Individual scores for each component test are standardized using Z-transformation (test score – group mean / group standard deviation). The Z-scores are then averaged to form the EMACC composite.

By design, the mean (SD) EMACC score for all enrolled patients was 0.000 (0.766).

- Preliminary analyses indicate a significant group difference by diagnosis for EMACC scores at baseline (Table 3).
- Significant correlations (Pearson's *r*) were also recorded between EMACC scores and MMSE and CDR-SB scores at baseline, indicating good construct validity (Figure 3).

Table 3: Mean EMACC Scores at Baseline by Diagnosis

	Blinded Subjects		
	MCI (n=92)	mAD (n=116)	Total (N=208)
Baseline EMACC	**0.128* (0.629)**	-0.095 (0.826)	0.000 (0.766)

$P < 0.05$, Welch's t-test

Figure 3: EMACC Correlations (CDR-SB and MMSE)



CDR-SB vs. EMACC Scores at Baseline
r = -.560, P = 1.9E-18
EMACC
CDR-SB
MMSE vs. EMACC Scores at Baseline
r = -.566, P = 7.4E-19
EMACC (study day-1)
MMSE (screening)

CONCLUSIONS

Innovative study designs are required for determination of treatment effects in short-term clinical trials in early-stage AD. These include patient enrichment strategies and the use of treatment-sensitive endpoints.

- **The MINDFul trial is enriched for patients with biomarkers of immune system dysfunction and early-stage AD deemed likely to benefit from treatment with XPro™.**
- **The EMACC is an objective measure with the sensitivity necessary for detection of cognitive changes and treatment effects over the short-term in Early AD.**

Preliminary analyses of blinded data in the MINDFul trial show enrollment of a well-characterized cohort of patients diagnosed with MCI or mAD with high precision.

The MINDFul trial is ongoing, with top-line results expected in June 2025.

Author Information:
Parris Pope, PharmD
ppope@inmunebio.com